                                                                   Exhibit 10.10


     THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS.
     EXCEPT AS OTHERWISE SET FORTH HEREIN, NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF
     (A) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL TO THE HOLDER THEREOF, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO TREX COMPANY, INC., THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OR SUCH LAWS, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT, AND (B) EXCEPT IN ACCORDANCE WITH THE OTHER REQUIREMENTS SET FORTH IN THIS WARRANT.

                               TREX COMPANY, INC.

                         Common Stock Purchase Warrant
                           Expiring January 31, 2005

No. W-1                                                        November 13, 2001

     This certifies that, for value received, First Union National Bank, a national banking association (together with its successors and registered assigns hereunder, the "Holder"), is entitled to purchase from Trex Company, Inc., a Delaware corporation (together with its successors and assigns, the "Company"), Seven Hundred and Seven Thousand Five Hundred and Fifty-Seven (707,557) fully paid and nonassessable shares (the "Number of Shares") of the common stock, par value $.01 per share, of the Company (the "Common Stock"), subject to the terms and conditions set forth below in this Warrant. The purchase price per share of Common Stock issuable under this Warrant (the "Purchase Price") shall be the average of the Market Price (as hereinafter defined) of the Common Stock for the twenty (20) consecutive trading days beginning on October 30, 2001, rounded down to the nearest cent ($.01). The Number of Shares and the Purchase Price are subject to adjustment from time to time as set forth below in this Warrant.

     The term "Warrant" as used herein means this Warrant and all other Common Stock Purchase Warrants issued by the Company in exchange, replacement or substitution therefor. Certain other capitalized terms used in this Warrant are defined in Section 8.

1.  Exercise.
    --------

    1.1.  Time for Exercise.  Subject to the terms and conditions of this
          -----------------
Warrant, this Warrant may be exercised to purchase from the Company Three Hundred and Fifty-Three Thousand Seven Hundred and Seventy-Nine (353,779) shares of Common Stock at any time and from time to time during the period commencing on the date that the Purchase Price is determined in accordance with the first paragraph of this Warrant and expiring at 5:00 p.m., New York City time, on January 31, 2005 (the "Expiration Date"). Subject to the following sentence and the other terms and conditions of this Warrant, this Warrant may be exercised to purchase from the Company Three Hundred and Fifty-Three Thousand Seven Hundred and Seventy-Eight (353,778) additional shares of Common Stock (the "Remaining Number of Shares") at any time and from time to time during the period commencing on July 1, 2002 and expiring on the Expiration Date, but only if the Company Repayment Event shall not have occurred. If the Company Repayment Event shall have occurred, this Warrant shall not at any time become or be exercisable for the Remaining Number of Shares and, effective as of the date and time of the Company Repayment Event, the conditional right of the Holder hereunder to purchase the Remaining Number of Shares shall terminate and be of no further force or effect.

    1.2.  Manner of Exercise.  Subject to Section 1.1 and the other terms and
          ------------------
conditions of this Warrant, this Warrant may be exercised by the Holder, in whole or in part, on any date (i) by surrender of this Warrant to the Company at its principal executive offices during normal business hours together with the exercise form, in the form attached hereto as Exhibit A, duly completed and
                                              ---------
signed, (a) setting forth, among other information, the number of shares of Common Stock for which this Warrant is then being exercised (the "Exercise Number") and the aggregate purchase price therefor and (b) containing the representations and warranties set forth in such exercise form, and (ii) by delivery of payment for the Exercise Number, in cash or by certified or official bank check payable to the order of the Company, in an amount equal to the Exercise Number multiplied by the Purchase Price.

    1.3.  Effect of Exercise.  Within five (5) Business Days after any valid
          ------------------
exercise of this Warrant, in whole or in part, the Company shall cause to be issued in the name of, and delivered to, the Holder or, subject to Section 2, such other Person (upon payment by the Holder of any applicable transfer taxes or other charges pursuant to Section 2.9) as the Holder may direct in writing to the Company, (i) a certificate or certificates representing the number of shares of Common Stock to which the Holder shall be entitled upon such exercise (subject to Section 1.4) and (ii) if this Warrant is exercised only in part, a new Warrant of like tenor representing the Number of Shares not purchased in such partial exercise. Such shares of Common Stock issuable upon such exercise of this Warrant shall be deemed to have been issued, and the Person receiving such shares of Common Stock shall be deemed to be the holder of record thereof, immediately prior to the close of business on the date the actions required pursuant to Section 1.2 shall have been completed or, if on such date the stock transfer books of the Company are closed, immediately prior to the close of business on the next Business Day. Notwithstanding the foregoing provisions of this Section 1.3, the Company shall not be required to deliver (or cause to be delivered) certificates representing shares of Common Stock issued upon any exercise of this Warrant if, as of the date of such exercise, transfers of the Common Stock shall be effectuated in book-entry form.

    1.4.  No Fractional Shares.  No fractional shares of Common Stock shall be
          --------------------
issued upon any exercise of this Warrant. If any exercise of this Warrant would result in the issuance of a fractional share of Common Stock, such fractional share shall be disregarded and, in the sole discretion of the Company, (i) the number of shares of Common Stock issuable upon such exercise of this Warrant shall be rounded up to the next higher number of whole shares of Common Stock or
(ii) the Company shall pay to the Holder, in lieu of such fractional share, cash in an amount equal to the product of (x) such fraction multiplied by (y) the Market Price on the date of such exercise.

    1.5.  No De Minimis Exercises.  This Warrant shall not be exercised unless
          -----------------------
the Exercise Number is (i) equal to or greater than one thousand (1,000) shares of Common Stock (which number shall be adjusted proportionately to any adjustment to the Number of Shares pursuant to Section 5) or (ii) if less than one thousand (1,000) shares of Common Stock (subject to adjustment as aforesaid), all of the shares of Common Stock for which this Warrant shall then be exercisable.

2.  Restrictions on Transfer of Warrants and Common Stock.
    -----------------------------------------------------

    2.1.  Restrictive Legends.   Except as otherwise permitted by this Section
          -------------------
2, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS.
     EXCEPT AS OTHERWISE SET FORTH HEREIN, NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF
     (A) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL TO THE HOLDER THEREOF, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO TREX COMPANY, INC., THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OR SUCH LAWS, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT, AND (B) EXCEPT IN ACCORDANCE WITH THE OTHER REQUIREMENTS SET FORTH IN THIS WARRANT."

     Except as otherwise permitted by this Section 2, each certificate representing Common Stock issued upon the exercise of a Warrant and each stock certificate issued upon the transfer of any such Common Stock shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THE SHARES MAY NOT BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL TO THE HOLDER THEREOF, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO TREX COMPANY, INC., THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OR SUCH LAWS, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT."

     In addition to the foregoing legends, each Warrant and each certificate representing Common Stock issued upon the exercise of a Warrant shall have such marks of identification or designation and such legends or endorsements thereon as the Company deems appropriate, so long as such marks, legends or endorsements are not inconsistent with the provisions of this Warrant, or as are required to comply with any applicable law, rule or regulation or with any rule or regulation of any stock exchange or automated quotation system on which the Common Stock may be listed or quoted from time to time.

    2.2.  Notice of Proposed Transfer; Opinions of Counsel.  Prior to any sale,
          ------------------------------------------------
pledge, transfer, assignment or other disposition (any such transaction, a "Transfer") of any Restricted Securities which is not registered under an effective registration statement under the Securities Act, the holder thereof shall give written notice to the Company of such holder's intention to effectuate such Transfer and shall comply in all other respects with this
Section 2.  Each such notice, which shall be given to the Company at least ten
(10) Business Days prior to the date of the Proposed Transfer, shall (i) describe the manner and circumstances of the proposed Transfer and (ii) unless such proposed Transfer shall be effectuated in accordance with Rule 144 under the Securities Act, be accompanied by an opinion of counsel to such holder, in form, substance and scope reasonably acceptable to the Company, to the effect that registration of such Transfer is not required under the Securities Act or applicable state securities laws.

    2.3.  Termination of Securities Law Restrictions.  The restrictions on
          ------------------------------------------
Transfers of Restricted Securities imposed by Section 2.2 shall cease and terminate as to any particular Restricted Securities (i) when the Transfer of such Restricted Securities shall have been registered and effectuated under the Securities Act or (ii) when, in the opinion of counsel to the holder thereof (which opinion shall be in form, substance and scope reasonably acceptable to the Company), such restrictions are no longer required in order to ensure compliance with the Securities Act and applicable state securities laws. Whenever such restrictions shall cease and terminate as to any Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense (other than applicable transfer taxes or other charges, if any, pursuant to Section 2.9), new Warrants of like tenor or certificates representing the Common Stock, as the case may be, not bearing the applicable legends required by Section 2.1.

    2.4.  Restrictions on Transfers Prior to July 1, 2002.  Prior to July 1,
          -----------------------------------------------
2002, the Holder shall not Transfer any portion of this Warrant pursuant to which any of the Remaining Number of Shares may become issuable. On and after July 1, 2002, in the event the Company Repayment Event shall not have occurred, the Holder shall have the right to make any such Transfer in compliance with the other provisions of this Section 2.

    2.5.  No Transfers to Non-Affiliates.  No holder of a Warrant shall
          ------------------------------
Transfer any portion of such Warrant to any Person other than (i) First Union National Bank, a national banking association ("First Union"), or any successor thereto, or (ii) a wholly owned subsidiary of First Union.

    2.6.  No Transfers to Competitors.  Notwithstanding any other provision of
          ---------------------------
this Section 2, the Holder shall not Transfer all or any portion of this Warrant or the shares of Common Stock issuable upon exercise hereof to any Competitor of the Company. For the purposes of this Warrant, the term "Competitor" means any Person (other than the Company or any subsidiary thereof) which is engaged as its principal line of business in the Company's Business. For the purposes of this Warrant, the term "Company's Business" means the manufacture and sale of decking products for residential and commercial decking and for non-decking product applications, including, without limitation, applications for parks and recreational areas, floating and fixed docks and other marine applications, and landscape edging.

    2.7.  Manner of Transfer of Warrant.  Within ten (10) Business Days after
          -----------------------------
any surrender of this Warrant to the Company in connection with a Transfer that complies with this Section 2, together with (i) an assignment form, in the form of Exhibit B attached hereto, duly completed and signed, and (ii) any other
   ---------
applicable documentation required as a condition to such Transfer pursuant to this Section 2 (which shall include an investment letter, executed by the proposed transferee of this Warrant, containing representations and warranties by such transferee to the same effect as the representations and warranties set forth in Section 3 and a certification by the Holder that such Transfer complies with Sections 2.5 and 2.6), the Company shall execute and deliver to such transferee and, if applicable, the Holder, Warrants of like tenor evidencing the rights of (i) such transferee to purchase the number of shares of Common Stock specified in such assignment form and (ii) the Holder to purchase the number of shares of Common Stock for which any untransferred portion of this Warrant is then exercisable, which in the aggregate shall equal the Number of Shares which may be purchased under this Warrant as of the date this Warrant is surrendered to the Company for Transfer. Notwithstanding any other provision of this
Section 2, the Company shall not be required to effectuate any partial Transfer of this Warrant if any new Warrant issued in exchange, replacement or substitution therefor would represent the right to purchase fewer than one thousand (1,000) shares of Common Stock, which number shall be adjusted proportionately to any adjustment to the Number of Shares pursuant to Section 5.

    2.8.  Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt from
          -------------------------------------------------
the Holder of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, an indemnity agreement or security reasonably satisfactory to the Company or, in the case of any mutilation of this Warrant, upon surrender of this Warrant for cancellation, the Company shall, within ten (10) Business Days thereafter, execute and deliver to the Holder a replacement Warrant of like tenor representing the right to purchase the same Number of Shares as this Warrant. An indemnity agreement provided by First Union shall be satisfactory to the Company for purposes of this Section 2.8.

    2.9.  Transfer Taxes and Other Charges.  The Company shall pay when due and
          --------------------------------
payable all transfer taxes and other charges (other than any applicable income taxes) that may be payable in connection with the preparation, issuance and delivery of stock certificates representing shares of Common Stock issued upon exercise of this Warrant or in connection with any transfer of this Warrant; provided, however, that the Company shall not be required to pay any transfer tax or other charge imposed as a result of any issuance and delivery of any such stock certificate or Warrant registered in any name other than the name of the initial Holder of this Warrant. The Company shall not be required to issue or deliver any such stock certificate or Warrant until it receives evidence satisfactory to it that any such transfer tax or other charge has been paid by such Holder.

3.  Representations and Warranties of the Holder.  By its acceptance of this
    --------------------------------------------
Warrant, the Holder shall be deemed to have represented and warranted to the Company as follows:

    3.1.  Acquisition for Investment.  The Holder is acquiring this Warrant and
          --------------------------
the shares of Common Stock issuable upon exercise of this Warrant for its own account, for investment and not with a view to, or for sale in connection with, the distribution thereof within the meaning of the Securities Act.

    3.2.  Accredited Investor Status.  The Holder is an institutional
          --------------------------
"accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act. The Holder has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in this Warrant and the Common Stock and is capable of bearing the economic risks of such investment. The Holder understands that its investment in this Warrant and the Common Stock involves a significant degree of risk.

    3.3.  Information.  The Holder and its advisers, if any, have been
          -----------
furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of this Warrant and the shares of Common Stock issuable upon exercise of this Warrant which have been requested by the Holder or such advisers. The Holder and such advisers have been afforded the opportunity to ask questions of the Company's management concerning the Company, this Warrant and the shares of Common Stock issuable upon exercise of this Warrant.

    3.4.  No Governmental Review.  The Holder understands that no governmental
          ----------------------
entity has passed upon or made any recommendation or endorsement of this Warrant or the shares of Common Stock issuable upon exercise of this Warrant.

    3.5.  Sale or Transfer.  The Holder understands that the offering and sale
          ----------------
of this Warrant and the shares of Common Stock issuable upon exercise of this Warrant have not been, and will not be, registered under the Securities Act or any applicable state securities laws, and that such securities may not be Transferred by the Holder unless such securities are Transferred in accordance with Section 2 of this Warrant.

    3.6.  Residency.  The principal offices of the Holder and the offices of
          ---------
the Holder in which it made its decision to purchase this Warrant and the shares of Common Stock issuable upon exercise of this Warrant are located in Charlotte, North Carolina.

    3.7.  No Consents or Approvals.  The performance and exercise of this
          ------------------------
Warrant by the Holder shall not require any consent, order, approval or authorization of, notification or submission to, filing with, license or permit from, or exemption or waiver by, any governmental entity on the part of the Holder.

4.  Ownership and Exchange of Warrants.
    ----------------------------------

    4.1.  Ownership of Warrants.  The Company may treat the Person in whose
          ---------------------
name this Warrant is registered on the register kept at the principal executive offices of the Company as the owner and holder of this Warrant for all purposes, notwithstanding any notice to the contrary, except that, if and when this Warrant is properly assigned in blank, the Company may, but shall not be obligated to, treat the holder thereof as the owner of this Warrant for all purposes, notwithstanding any notice to the contrary. This Warrant, if properly Transferred in accordance with Section 2, may be exercised by a new holder without a new Warrant first having been issued.

    4.2.  Exchange of Warrants.  This Warrant is exchangeable, upon the
          --------------------
surrender hereof by the Holder at the principal executive offices of the Company during normal business hours, for two or more new Warrants of like tenor representing in the aggregate the right to purchase the number of shares of Common Stock which may then be purchased upon exercise of this Warrant; provided, however, that the Company shall not be required pursuant to this
Section 4.2 to issue any new Warrant that would represent the right to purchase fewer than twenty-five thousand (25,000) shares of Common Stock, which number shall be adjusted proportionately to any adjustment to the Number of Shares pursuant to Section 5. Subject to the preceding sentence, each such new Warrant shall represent the right to purchase such number of shares of Common Stock as shall be designated by the Holder at the time of such surrender.

    4.3.  Terms and Conditions of New Warrants.  Any reference in this Warrant
          ------------------------------------
to the issuance by the Company of a new Warrant "of like tenor" in exchange, replacement or substitution for this Warrant shall mean the issuance of a new Warrant containing the same terms and conditions as this Warrant, except that each new Warrant shall state, in lieu of the corresponding provisions of this Warrant, (i) the dates on which such new Warrant is issued and shall be initially exercisable, (ii) the Number of Shares for which, and the Purchase Price at which, such new Warrant is initially exercisable and (iii) such other terms and conditions as shall be consistent with the provisions of this Warrant. Any reference in this Warrant to the Remaining Number of Shares and the Company Repayment Event, including this sentence, may be deleted from any new Warrant in which such references are not applicable.

5.  Adjustment Provisions.  If any of the following events shall occur at any
    ---------------------
time after the date of this Warrant and prior to the Expiration Date, the following adjustments shall be made:

    5.1.  Stock Splits and Reverse Stock Splits.  If the outstanding shares of
          -------------------------------------
Common Stock are subdivided (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) into a greater number of shares of Common Stock, then, as of the record date for effecting such subdivision, the Purchase Price in effect immediately prior to such subdivision shall be reduced proportionately and the Number of Shares in effect immediately prior to such subdivision shall be increased proportionately. If the outstanding shares of Common Stock are combined (by any reverse stock split, recapitalization, reorganization, reclassification or otherwise) into a smaller number of shares of Common Stock, then, as of the record date for effecting such combination, the Purchase Price in effect immediately prior to such combination shall be increased proportionately and the Number of Shares in effect immediately prior to such combination shall be reduced proportionately.

    5.2.  Dividends.  If the Company shall declare a dividend on the Common
          ---------
Stock in cash, property or other securities, other than a dividend for which an adjustment is required pursuant to Section 5.1, the Company shall, at the time of any exercise of this Warrant after the date of record for determining the stockholders entitled to such dividend, deliver to the Holder, in addition to the Exercise Number for which exercise is thereby made, the amount of such dividend in cash, property or other securities that would have been received by the Holder if the Holder had exercised this Warrant for such Exercise Number immediately prior to the close of business on the record date for the determination of stockholders entitled to receive such dividend.

    5.3.  Reorganizations and Asset Sales.  If the Company (i) consummates any
          -------------------------------
reorganization or reclassification of the Common Stock, other than a subdivision or combination of the Common Stock for which an adjustment is required pursuant to Section 5.1 or a dividend for which an adjustment is required pursuant to
Section 5.2, (ii) consolidates with or merges into any other Person and is not the continuing or surviving corporation of such consolidation or merger, (iii) permits any other Person to consolidate with or merge into the Company in a transaction in which the Company shall be the continuing or surviving Person, but in connection with which the Common Stock shall be changed into or exchanged for other securities of any other Person or any other property, or (iv) sells or otherwise disposes of all or substantially all of its assets to any other Person and thereafter is dissolved (any event referred to in clause (i), (ii), (iii) or (iv) above, an "Event"), so that, as a result of any such Event, holders of the Common Stock are entitled to receive securities or other property by reason of their ownership of the Common Stock, then, upon any exercise of this Warrant after the consummation of such Event, the Holder shall have the right to receive the amount and kind of securities or other property which the Holder would have received upon the consummation of such Event if such exercise had been effective immediately prior to the consummation of such Event. The Company shall not consummate any Event unless, prior to or simultaneously with the consummation of such Event, the successor Person resulting from any such consolidation or merger (if other than the Company), or the Person purchasing all or substantially all of the Company's assets, assumes by a binding written instrument (i) the performance of the Company's obligations under this Warrant, as adjusted, as nearly as reasonably practicable, to reflect such Event, and (ii) the obligation to deliver to the Holder such securities or other property as, in accordance with the foregoing provisions of this Section 5.3, the Holder may be entitled to receive.

    5.4.  Other Securities Adjustments.  If, as a result of the operation of
          ----------------------------
this Section 5, the Holder is entitled to receive any securities other than Common Stock upon any exercise of this Warrant, the number and purchase price of such securities shall thereafter be adjusted from time to time in the same manner as provided pursuant to this Section 5 with respect to the Common Stock.

    5.5.  Minimum Adjustment of Purchase Price.  No adjustment of the Purchase
          ------------------------------------
Price shall be made in an amount of less than 1% of the Purchase Price in effect at the time such adjustment is otherwise required to be made pursuant to this
Section 5, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any and all adjustments so carried forward, shall amount to at least 1% of such Purchase Price; provided, however, that upon any exercise of this Warrant, the Company shall make all necessary adjustments not theretofore made to the Purchase Price by reason of the foregoing provision of this Section 5.5, up to and including the date of such exercise.

    5.6.  Notices.
          -------

          5.6.1.  Notice of Adjustments.  When any adjustment is required to be
                  ---------------------
made pursuant to this Section 5, the Company shall (i) determine such adjustment, (ii) prepare and retain on file a statement describing in reasonable detail the method used in computing such adjustment and (iii) cause a copy of such statement, together with any agreement required by Section 5.3, to be mailed to the Holder within twenty (20) Business Days after the date on which the circumstances giving rise to such adjustment occurred.

          5.6.2.  Notice of Certain Events.  If at any time (i) the Company
                  ------------------------
shall declare any dividend on the Common Stock, other than a dividend payable in Common Stock in connection with any stock split, (ii) an Event shall occur or
(iii) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall give the Holder written notice thereof at least twenty (20) Business Days prior to the date on which the books of the Company shall be closed or before the record date shall be fixed with respect to such event. Such notice shall also specify the date as of which the holders of the Common Stock shall participate in any such dividend or shall be entitled to exchange their Common Stock for securities or other property with respect to such event. Such notice may state that any of the foregoing events or dates is subject to the effectiveness of a registration statement under the Securities Act, to a favorable vote or determination of stockholders, to action by any governmental entity, or to other conditions. Failure to give any such notice or any defect therein shall not affect the validity of any of the events referred to in clause (i), (ii) or (iii) above.

    5.7.  Computations and Adjustments.  Upon each computation of an adjustment
          ----------------------------
pursuant to this Section 5, the Purchase Price shall be rounded down to the nearest cent ($.01) and the Number of Shares shall be rounded up to the nearest whole share of Common Stock. Notwithstanding any changes in the Purchase Price or the Number of Shares provided herein, this Warrant may continue to state the initial Purchase Price and the initial Number of Shares. Alternatively, the Company may elect to issue a new Warrant or Warrants of like tenor for any additional shares of Common Stock issuable under this Warrant or, upon the surrender of this Warrant, to issue a replacement Warrant evidencing the aggregate Number of Shares and the Purchase Price to which the Holder is entitled after any adjustment pursuant to this Section 5.

    5.8.  Exercise Before Payment Date.  In the event that this Warrant is
          ----------------------------
exercised after the record date for any event requiring an adjustment pursuant to this Section 5, but prior to the consummation of such event, the Company may elect, but shall not be obligated, to defer issuing to the Holder any payment or additional securities required by such adjustment until such event is consummated; provided, however, that in any such event the Company shall deliver a "due bill" or other appropriate instrument to the Holder transferable to the same extent as the Common Stock issuable upon exercise of this Warrant which shall evidence the Holder's right to receive such additional payment or securities upon the consummation of the event requiring such adjustment.

6.  Covenants.
    ---------

    6.1.  Reservation of Common Stock and Other Securities.  During the period
          ------------------------------------------------
in which this Warrant may be exercised, the Company shall reserve and keep available, solely for issuance and delivery upon exercise of this Warrant, the number of shares of Common Stock and, if applicable, other securities issuable from time to time upon exercise of this Warrant, and shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock and, if applicable, other securities to be sufficient for such purpose.

    6.2.  Valid Issuance.  All securities issuable upon exercise of this Warrant
          --------------
shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares of Common Stock, fully paid and nonassessable.

    6.3.  Listing.  The Company shall use its reasonable best efforts to cause
          -------
the shares of Common Stock and, if applicable, other securities issuable upon exercise of this Warrant to be (i) listed on any national securities exchange on which the Common Stock or such other class of securities is then listed or (ii) authorized for trading and quoted on the Nasdaq National Market if the Common Stock or such other class of securities is then authorized for trading and quoted on the Nasdaq National Market.

    6.4.  Delivery of Information.  Within fifteen (15) Business Days after the
          -----------------------
date on which the Company first sends such information to its stockholders, the Company shall deliver to the Holder copies of all financial statements, annual reports, proxy statements and other information which the Company shall have sent to its stockholders generally.

7.  Status of Holder.
    ----------------

    7.1.  Holder Not Deemed a Stockholder.  The Holder shall not, as a holder of
          -------------------------------
this Warrant, be deemed for any purpose to be the holder of the shares of Common Stock or other securities which at any time may be issuable upon exercise of this Warrant. Unless the Holder exercises this Warrant in accordance with its terms, the Holder shall not have any rights of a stockholder of the Company, including, without limitation, any right to vote for the election of directors of the Company or upon any other matters submitted to the stockholders of the Company at any meeting thereof, to give or withhold consent to any corporate action by the Company or, except as expressly provided in this Warrant, to receive any notice of any meetings or other actions affecting stockholders of the Company.

    7.2.  Limitation of Liability.  Unless the Holder exercises this Warrant in
          -----------------------
accordance with its terms, the Holder's rights and privileges hereunder shall not give rise to any liability of the Holder for payment of the Purchase Price or as a stockholder of the Company, whether to the Company or to the creditors of the Company.

8.  Definitions.  As used in this Warrant, the following terms shall have the
    -----------
meanings set forth below:

    "Business Day" means any day except Saturday, Sunday and any legal holiday
     ------------
or a day on which banking institutions in New York City, New York or the Commonwealth of Virginia generally are authorized or required by law or other governmental actions to close.

    "Company Repayment Event" means the payment in full by the Company of all
     -----------------------
amounts outstanding under, and the termination or retirement of, the Secured Revolver, Term Loan A and the Letter of Credit, in each case on or before June 30, 2002.

    "Letter of Credit" means Letter of Credit SM413821 issued by First Union for
     ----------------
the account of TREX Company, LLC.

    "Market Price" means, with respect to any date specified in this Warrant,
     ------------
the price per share of Common Stock that is equal to (i) the last sale price of such Common Stock, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the New York Stock Exchange or, if applicable, other principal national securities exchange on which the Common Stock is then listed or admitted to trading, (ii) if such Common Stock is not then listed or admitted for trading on any national securities exchange but is quoted on the Nasdaq National Market or the Nasdaq SmallCap Market System (collectively, "Nasdaq"), the last sale price of the Common Stock on such date as reported by Nasdaq, or if there shall have been no sales on such date, the average of the closing bid and asked prices of the Common Stock on such date as reported by the Nasdaq, (iii) if such Common Stock is not then listed or admitted to trading on any national securities exchange or quoted on Nasdaq, the average of the closing bid and asked prices of the Common Stock on such date as quoted on the over-the-counter market or (iv) in the event none of the foregoing applies, the fair value thereof determined in good faith by the Board of Directors of the Company as of the last day of the most recently completed fiscal quarter of the Company.

    "Person" means any corporation, limited liability company, partnership,
     ------
trust, organization, association, other entity or individual.

    "Restricted Securities" means all of the following  (i) any Warrant bearing
     ---------------------
the applicable legend or legends referred to in Section 2.1, (ii) any shares of Common Stock which have been issued upon exercise of a Warrant and which are evidenced by a certificate or certificates bearing the applicable legend or legends referred to in Section 2.1 and (iii) any shares of Common Stock which are at the time issuable upon the exercise of any Warrant and which, when so issued, shall be evidenced by a certificate or certificates bearing the applicable legend or legends referred to in Section 2.1.

    "Secured Revolver" means the $17,000,000 "Revolving Loan" as defined in and
     ----------------
made pursuant to that certain Second Amended and Restated Credit Agreement dated as of September 30, 2001, among the Company, TREX Company, LLC and First Union.

    "Term Loan A" means the loan evidenced by that certain promissory note in
     -----------
the principal amount of $58,000,000 dated September 30, 2001, made by the Company and TREX Company, LLC to the order of First Union.

    "Securities Act" means the Securities Act of 1933, as amended, and the rules
     --------------
and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

9.  General Provisions.
    ------------------

    9.1.  Complete Agreement; Amendments and Waivers.  This Warrant and any
          ------------------------------------------
documents referred to herein constitute the entire agreement of the Company and the Holder with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. Except as provided in the last sentence of this
Section 9.1, the provisions of this Warrant or any other Warrant, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the holders of Warrants representing a majority of the aggregate number of shares of Common Stock issuable under all Warrants outstanding as of such date of such consent. Notwithstanding the foregoing, a waiver or consent to departure from the provisions of any Warrant with respect to a matter that relates exclusively to the rights of the holder of such Warrant and that does not affect the rights of holders of other Warrants may be given by the holder of such Warrant; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. Each holder of a Warrant outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 9.1, whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on such Warrant or is delivered to such holder. The Company may amend or supplement any Warrant without the consent of the holder of such Warrant to cure any ambiguity or to correct any defective or inconsistent provision or clerical omission or mistake or manifest error contained in such Warrant; provided, that any amendment or supplement referred to in the preceding clause does not, and shall not, in the good faith opinion of the Board of Directors of the Company, adversely affect, adversely alter or adversely change the rights, privileges or immunities of such holder; and provided, further, that the Company shall provide such holder with written notice of each such amendment or supplement.

    9.2.  Additional Documents.  The Company and the Holder agree to execute
          --------------------
any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out the provisions of this Warrant.

    9.3.  Notices.  All notices, demands, requests, consents or other
          -------
communications to be given or delivered under or by reason of the provisions of this Warrant shall be in writing and shall be deemed to have been given when
(i) delivered personally to the recipient, (ii) telecopied to the recipient (with hard copy (which shall not constitute notice) sent to the recipient by reputable overnight courier service (charges prepaid) that same day), if telecopied before 5:00 p.m. New York City time, on a Business Day, and otherwise on the next Business Day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or
(iv) one (1) Business Day after being sent to the recipient by reputable overnight courier service, specifying next day delivery, with written verification of receipt. Such notices, demands, requests, consents and other communications shall be sent to the following Persons at the following addresses: if to the Holder, at the address shown for such Holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from the Holder at least ten (10) days prior to the effectiveness of such notice; and if to the Company, to Trex Company, Inc., 160 Exeter Drive, Winchester, Virginia 22603-8605, Attention: General Counsel, Facsimile No.: (540) 542-6887, or at such other address as shall have been furnished to the Holder by notice from the Company at least ten (10) days prior to the effectiveness of such notice.

    9.4.  Governing Law.  THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN
          -------------
ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE COMMONWEALTH OF VIRGINIA (WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF).

    9.5.  No Third-Party Benefits; Successors and Assigns.  None of the
          -----------------------------------------------
provisions of this Warrant shall be for the benefit of, or enforceable by, any third party. Except as provided herein to the contrary, this Warrant shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns. The Holder may assign its rights and obligations under this Warrant if such assignment complies with the requirements of Section 2. The Company may assign its rights and obligations under this Warrant only in connection with a merger, consolidation or sale of substantially all of the Company's operating assets to the extent expressly permitted by, and in compliance with all the requirements of, Section 5.3.

    9.6.  Severability.  The validity, legality or enforceability of the
          ------------
remainder of this Warrant shall not be affected even if one or more of its provisions shall be held to be invalid, illegal or unenforceable in any respect.

    9.7.  Descriptive Headings.  The descriptive headings of the several
          --------------------
Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

                            [signature page follows]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed effective as of November 13, 2001.

                              TREX COMPANY, INC.


                              By:      /s/ Robert Matheny
                                  ----------------------------------
                              Name:    Robert Matheny
                                    --------------------------------
                              Title:   President
                                     -------------------------------


Attest:


By:    /s/  Lynn E. MacDonald
    ---------------------------
Name:  Lynn E. MacDonald
     --------------------------
Its:   Secretary

                                   EXHIBIT A
                                   ---------

                                 EXERCISE FORM
                   (To Be Executed Upon Exercise of Warrant)

     The undersigned registered holder of the within Warrant, pursuant to the provisions set forth therein, hereby irrevocably exercises the within Warrant and agrees to purchase ________ shares of Common Stock of Trex Company, Inc. (the "Company") covered by such Warrant (the "Warrant Shares"), and makes payment herewith in full therefor at the price per share provided by such Warrant in cash or by certified or official bank check in the aggregate amount of $__________. The undersigned requests the Company to issue a certificate or certificates for such _____________ Warrant Shares in the name of ____________, whose address is __________________________________________________________,
and, if such number of Warrant Shares shall not be all of the shares of Common Stock of the Company purchasable under the within Warrant, to issue a new Warrant in the name of the undersigned covering the balance of the shares of Common Stock of the Company purchasable thereunder.

     Pursuant to the within Warrant, the undersigned hereby makes the following representations and warranties in connection with the exercise of such Warrant:

          1. The undersigned is acquiring the Warrant Shares for its own account, for investment and not with a view to, or for sale in connection with, the distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

          2. The undersigned is an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act. The undersigned has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Warrant Shares and is capable of bearing the economic risks of such investment. The undersigned understands that its investment in the Warrant Shares involves a significant degree of risk.

          3. The undersigned and its advisers have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the Warrant Shares which have been requested by the undersigned or its advisers. The undersigned and its advisers have been afforded the opportunity to ask questions of the Company's management concerning the Company and the Warrant Shares.

          4. The undersigned understands that the sale of the Warrant Shares has not been, and will not be, registered under the Securities Act or any applicable state securities laws, and that the Warrant Shares may not be sold or otherwise transferred unless the Warrant Shares are sold or transferred in accordance with Section 2 of the within Warrant.

          5. The principal offices of the undersigned and the offices of the undersigned in which it made its decision to exercise this Warrant are located in __________________________________.

          6. The undersigned, (ii) if the undersigned is an insurance company, is not acquiring the Warrant Shares or any interest therein with assets allocated to any separate account maintained by the undersigned in which any employee benefit plan (or its related trust) has any interest or (ii) if the undersigned is a bank, no part of the funds used to acquire the Warrant Shares will be drawn from any trust fund or other account held by the undersigned in which any employee benefit plan has any interest. As used herein, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned thereto in Section 3 of the Employee Retirement Income Security Act of 1974, as amended.

          7. The undersigned is not a Competitor of the Company, as such term is defined in Section 2.6 of the within Warrant.




                             [NAME OF HOLDER]


Dated: __________________    By: _______________________________________________
                                 (Signature must conform in all respects to name of holder as specified on the face of the within Warrant)

                             Name: _____________________________________________
                                                  (Please Print)

                             Title: ____________________________________________

                             Address: __________________________________________
                                      __________________________________________
                                      __________________________________________

                             Employer Identification Number,
                             Social Security Number or other
                             identifying number: _______________________________

                                   EXHIBIT B
                                   ---------

                                ASSIGNMENT FORM
                   (To Be Executed Upon Transfer of Warrant)

     FOR VALUE RECEIVED, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers all the rights of the undersigned under the within Warrant to purchase the number of shares of Common Stock of Trex Company, Inc. covered thereby as set forth hereinbelow to:

Name of Assignee     Address                                    No. of Shares
----------------     -------                                    -------------



, and hereby irrevocably constitutes and appoints ______________________________ ______________________________ as agent and attorney-in-fact to transfer such Warrant on the books of Trex Company, Inc., with full power of substitution in the premises.

                             [NAME OF HOLDER]

Dated: __________________    By: _______________________________________________
                                 (Signature must conform in all respects to name of holder as specified on the face of the within Warrant)

In the presence of:

___________________________  Name: _____________________________________________
                                                  (Please Print)

                             Title: ____________________________________________

                             Address: __________________________________________
                                      __________________________________________
                                      __________________________________________

                             Employer Identification Number,
                             Social Security Number or other
                             identifying number: _______________________________

TRANSFEREE:

Name: __________________________________
        (Please Print)

Address: _______________________________
         _______________________________
         _______________________________

Employer Identification Number,
Social Security Number or other
identifying number: ____________________